Exhibit 10.4

Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of April 14, 2026, by and among Lucid Group, Inc., a Delaware corporation (the “Borrower”), and Ayar Third Investment Company, as administrative agent (the “Administrative Agent”) and as lender (the “Lender”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, the Lender and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 4, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the Amendment No. 2 Effective Date (as defined below), the “Credit Agreement”; and as amended by this Amendment, the “Amended Credit Agreement”; capitalized terms used in this Amendment and not otherwise defined in this Amendment have the same meanings as specified in the Amended Credit Agreement);

WHEREAS, the Aggregate Delayed Draw Term Commitment under the Credit Agreement prior to April 1, 2026 was $1,978,787,899.58, of which $500,000,000 was borrowed on April 1, 2026; and

WHEREAS, the Borrower desires to increase the Aggregate Delayed Draw Term Commitment by $500,000,000 (the “Commitment Increase”) such that, after giving effect to such increase, the sum of outstanding Loans and remaining Delayed Draw Term Commitments shall be $2,478,787,899.58, and to amend the Credit Agreement as described herein.

NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.           Amendments to the Credit Agreement; Etc. Effective as of the Amendment No. 2 Effective Date (as defined below):

(a)            Section 1.01 of the Credit Agreement is hereby amended by amending and restating each of the definitions of “Aggregate Delayed Draw Term Commitment” and “Material Debt” in their entirety as set forth below (as applicable):

““Aggregate Delayed Draw Term Commitment” shall mean, at any time, the aggregate of the Delayed Draw Term Commitments of all of the Lenders, as increased or reduced from time to time pursuant to the terms and conditions hereof. As of the Effective Date, the Aggregate Delayed Draw Term Commitment was $750,000,000. As of the date of effectiveness (the “Amendment No. 2 Effective Date”) of that certain Amendment No. 2 to Credit Agreement, dated as of April 14, 2026, among the Borrower, the Lenders party thereto and the Administrative Agent, the Aggregate Delayed Draw Term Commitment is $1,978,787,899.58.

“Material Debt” shall mean (a) loans outstanding under the ABL Credit Agreement and the Loan Documents (as defined in the ABL Credit Agreement) and (b) Money Borrowed of any one or more of the Loan Parties or any of their respective Restricted Subsidiaries in an aggregate principal amount in excess of $200,000,000; provided that in no event shall any of the following be Material Debt: (i) Debt under a Loan Document, (ii) Capital Leases, (iii) obligations under any Permitted Receivables Financing, (iv) intercompany Debt, and (v) Debt under any Swap Agreements; provided further that in no event shall obligations under the ABL Credit Agreement and the other Loan Documents (as defined in the ABL Credit Agreement) be Material Debt so long as (i) there are no Loans (as defined in the ABL Credit Agreement) outstanding thereunder and (ii) no acceleration of obligations or exercise of remedies under the ABL Credit Agreement has occurred.”

(b)            Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of “Compliance Certificate” and “Liquidity” in their entirety;

(c)            Section 1.05(a) of the Credit Agreement is hereby amended by replacing clause (a) of the proviso contained therein with “determining compliance with any financial ratio or test (including, without limitation, any cap expressed as a percentage of Consolidated Total Assets),”;

(d)            Section 4.02(b) of the Credit Agreement is hereby replaced in its entirety with “[Reserved]”;

(e)            Section 4.02(d) of the Credit Agreement is hereby replaced in its entirety with “Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matter specified in paragraph (a) of this Section.”

(f)             Section 5.01(d) of the Credit Agreement is hereby replaced in its entirety with “[reserved]”;

(g)            Section 5.14 of the Credit Agreement is hereby amended by replacing clause (ii) of the proviso contained therein with “[reserved]”;

(h)            Section 6.14 of the Credit Agreement is hereby replaced in its entirety with “[Reserved]”;

(i)             Section 9.01(b) of the Credit Agreement is hereby amended by amending and restating the first sentence thereof as follows:

“Notices and other communications to the Lenders hereunder may be delivered or furnished by Electronic Systems pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender.”; and

(j)             Schedule 1.01(c) to the Credit Agreement is hereby amended and restated in its entirety as set forth in Schedule I attached hereto;

(k)            Exhibit D of the Credit Agreement is hereby replaced in its entirety with “[Reserved]”.

SECTION 2.           Conditions to Effectiveness. This Amendment and the Commitment Increase shall become effective upon the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement) (such date, the “Amendment No. 2 Effective Date”):

(a)            Amendment. The Administrative Agent (or its counsel) shall have received a fully executed copy of this Amendment by each of the Borrower, the Lender and the Administrative Agent;

(b)            Certificates. The Administrative Agent (or its counsel) shall have received:

(i)            a certificate of the Borrower, dated the Amendment No. 2 Effective Date and executed by its Corporate Secretary, Assistant Corporate Secretary or other Responsible Officer, which shall (A) certify the resolutions of its Board of Directors or board committees authorizing the execution, delivery and performance of this Amendment, the Commitment Increase and the transactions contemplated hereby, (B) either (x) certify that there have been no changes to the certificate or articles of incorporation or organization, and by-laws of the Borrower since the Effective Date, or (y) if such documents have been amended since the Effective Date, attach copies of such amendments, and (C) identify by name and title and bear the signatures of the officers of the Borrower authorized to sign this Amendment; and

(ii)           a good standing certificate for the Borrower from its jurisdiction of organization or the substantive equivalent available in the jurisdiction of organization for the Borrower from the appropriate governmental officer in such jurisdiction (unless such certificates were delivered within 30 days prior to the Amendment No. 2 Effective Date); and

(c)            Legal Opinion. The Administrative Agent (or its counsel) shall have received a legal opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Borrower, addressed to the Administrative Agent and the Lenders, in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

SECTION 3.           Representations and Warranties. By executing this Amendment, the Borrower hereby represents and warrants to the Lenders as follows:

(a)            The representations and warranties of the Loan Parties set forth in the Loan Documents (other than with respect to Section 3.19(b) of the Credit Agreement) are true and correct in all material respects with the same effect as though made on and as of the date of this Amendment (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

(b)            At the time of and immediately after giving effect to this Amendment, no Default has occurred and is continuing as of the date hereof.

SECTION 4.           Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)            On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

(b)            The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)            The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender or the Administrative Agent under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents. This Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document.

(d)            This Amendment shall constitute a Loan Document.

SECTION 5.           Execution in Counterparts; Etc. This Amendment may be in the form of an electronic record and may be executed using electronic signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper counterpart which has been converted into electronic form (such as scanned into PDF format), or an electronically signed counterpart converted into another format, for transmission, delivery and/or retention. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

SECTION 6.           GOVERNING LAW; ETC. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. Sections 9.09 (Governing Law; Jurisdiction; Consent to Service of Process) and 9.10 (Waiver of Jury Trial) of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis, as if set forth in full herein.

SECTION 7.           Expenses; Indemnity. Section 9.03 (Expenses; Limitation of Liability; Indemnity; Etc.) of the Credit Agreement is hereby incorporated by reference herein, mutatis mutandis, as if set forth in full herein.

SECTION 8.           Upfront Fee Payment. Within 30 days after the Amendment No. 2 Effective Date, the Borrower shall pay to the Administrative Agent, for the ratable account of each Lender, an upfront fee in an amount equal to 0.75% of the Commitment Increase.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LUCID GROUP, INC.,
as the Borrower

By:	/s/ Andrea de Lugnani
	Name:	Andrea de Lugnani
	Title:	Global Treasurer

[Signature Page to Amendment No. 2 to Credit Agreement]

AYAR THIRD INVESTMENT COMPANY,
as the Administrative Agent and Lender

By:	/s/ Turqi A. Alnowaiser
	Name:	Turqi A. Alnowaiser
	Title:	Authorized Manager

[Signature Page to Amendment No. 2 to Credit Agreement]

SCHEDULE I

Commitment Schedule

Lender	Delayed Draw Term Loan Commitment
Ayar Third Investment Company	$1,978,787,899.58